UNION STATE CAPITAL TRUST I

                                   $20,000,000
                            9.58% Capital Securities

                (Liquidation Amount $1,000 per Capital Security)
                      Fully and Unconditionally Guaranteed

                                       by

                            U.S.B. HOLDING CO., INC.

                             REGISTRATION AGREEMENT

                                                              New York, New York
                                                                February 5, 1997

Keefe, Bruyette & Woods, Inc.
Two World Trade Center, 85th Floor
New York, New York 10048

Dear Sirs:

            Union State Capital Trust I, a Delaware statutory business trust (the "Trust"), and U.S.B. Holding Co., Inc., a Delaware corporation (the "Company"), as guarantor, propose to issue and sell to Keefe, Bruyette & Woods, Inc. (the "Purchaser"), upon the terms set forth in a purchase agreement dated as of January 31, 1997 by and among the parties hereto (the "Purchase Agreement"), 20,000 of the Trust's 9.58% Capital Securities, liquidation amount $1,000 per Capital Security (the "Capital Securities" and together with the guarantee by the Company of the payment of the Capital Securities to the extent set forth in the Guarantee (as defined herein), the "Pass-through Securities") (the "Initial Placement"). The proceeds of the sale by the Trust of the Pass-through Securities and its 9.58% Common Securities, liquidation amount $1,000 per Common Security (the "Common Securities"), are to be invested in the 9.58% Junior Subordinated Debt Securities of the Company having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities and the Common Securities (the "Junior Subordinated Debt Securities"). As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Company agree with you, (i) for your benefit and (ii) for the benefit of the holders from time to time (each of the foregoing a "Holder" and together the "Holders") of the Securities (as defined herein) or the Exchange Securities (as defined herein), as follows:

            1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Additional Distributions" has the meaning given such term in
Section 7 hereof.

            "Affiliate" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person.

            "Closing Date" has the meaning given such term in the Purchase Agreement.

            "Commission" means the Securities and Exchange Commission.

            "Declaration" means the Amended and Restated Declaration of Trust relating to the Capital Securities and the Exchange Capital Securities dated as of February 5, 1996, among the Company, as Depositor, Thomas E. Hales, Michael
H. Fury, Raymond J. Crotty and Steven J. Sabatini, as administrative trustees, the Property Trustee and Chase Manhattan Bank Delaware, a Delaware banking corporation, as Delaware trustee, as the same may be amended from time to time in accordance with the terms thereof.

            "Distribution Event" shall mean the distribution of Junior Subordinated Debt Securities or Exchange Junior Subordinated Debt Securities, as the case may be, to the holders of Capital Securities or Exchange Capital Securities, as the case may be, as provided in the Declaration.


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

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Exchange Capital Securities" means securities of the Trust to be issued under the Declaration and which are identical in all material respects to the Capital Securities (except that the distribution rate step-up provisions and the transfer restrictions will be modified or eliminated, as appropriate).

            "Exchange Guarantee" means the guarantee by the Company of the Exchange Capital Securities, identical in all material respects to the Guarantee.

            "Exchange Junior Subordinated Debt Securities" means debt securities of the Company to be issued under the Junior Subordinated Indenture and which are identical in all material respects to the Junior Subordinated Debt Securities (except that the interest rate step-up provisions and the transfer restrictions will be modified or eliminated, as appropriate).

            "Exchange Offer Registration Period" means the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

            "Exchange Offer Registration Statement" means a registration statement of the Trust and the Company on an appropriate form under the Act with respect to the Registered Exchange Offer (and, if a Distribution Event shall not have occurred prior to the effectiveness of such Exchange Offer Registration Statement and the Company shall not have elected to include the Junior Subordinated Debt Securities held by the Trust in the Registered Exchange Offer pursuant to Section 2(g) hereof, with respect to the distribution of the Junior Subordinated Debt Securities upon the occurrence of a Distribution Event), and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.


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

            "Exchange Pass-through Securities" means the Exchange Capital Securities together with the Exchange Guarantee.

            "Exchange Securities" means (i) if a Distribution Event shall not have occurred prior to the Registered Exchange Offer, (a) the Exchange Pass-through Securities and (b) if the Company shall elect to include the Junior Subordinated Debt Securities held by the Trust in the Registered Exchange offer pursuant to Section 2(g) hereof, the Exchange Junior Subordinated Debt Securities or (ii) if a Distribution Event shall have occurred prior to the Registered Exchange Offer, the Exchange Junior Subordinated Debt Securities.

            "Exchanging Dealer" means any Holder (which may include the Purchaser) which is a broker-dealer electing to exchange Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities.

            "Final Memorandum" has the meaning set forth in the Purchase Agreement.

            "Guarantee" means the guarantee by the Company of certain obligations of the Trust with respect to the Capital Securities and the Common Securities pursuant to the Guarantee Agreement dated as of February 5, 1997 between the Company and the Guarantee Trustee.

            "Guarantee Trustee" "Indenture Trustee" and "Property Trustee" each mean The Chase Manhattan Bank, a New York banking corporation.

            "Holder" has the meaning set forth in the preamble hereto.

            "Initial Placement" has the meaning set forth in the preamble hereto.

            "Junior Subordinated Indenture" means the Junior Subordinated Indenture relating to the Junior Subordinated Debt Securities and the Exchange Junior Subordinated Debt Securities dated as of February 5, 1997 between the Company and the Indenture Trustee.

            "Liquidated Damages" has the meaning given such term in Section 7 hereof.


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

            "Majority Holders" means the Holders of a majority of the aggregate liquidation amount or of the aggregate principal amount, as applicable, of securities registered under a Registration Statement.

            "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

            "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

            "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders a like liquidation amount or principal amount, as the case may be, of the Exchange Securities, in exchange for (i) if a Distribution Event shall not have occurred, (a) the Pass-Through Securities and
(b) if the Company shall elect to include the Junior Subordinated Debt Securities held by the Trust in the Registered Exchange Offer pursuant to
Section 2(g) hereof, the Junior Subordinated Debt Securities or (ii) if a Distribution Event shall have occurred, the Junior Subordinated Debt Securities.

            "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Securities" means (i) if a Distribution Event shall not have occurred, the Pass-through Securities and the Junior Subordinated Debt Securities or (ii) if a Distribution Event shall have occurred, the Junior Subordinated Debt Securities.


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

            "Shelf  Registration"  means a registration  effected  pursuant to
Section 3 hereof.

            "Shelf Registration Period" has the meaning given such term in
Section 3(b) hereof.

            "Shelf Registration Statement" means a "shelf" registration statement of the Trust and the Company pursuant to the provisions of Section 3 hereof that covers some or all of the Securities or the Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Trustee" means the Guarantee Trustee, the Indenture Trustee or the Property Trustee, as applicable.

            "Underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

            2. Registered Exchange Offer; Resales of Exchange Securities by Exchanging Dealers. (a) The Trust and the Company shall prepare and, not later than 150 days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement. The Trust and the Company shall use their best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 180 days of the Closing Date.

            (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Trust and the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Trust or the Company within the meaning of the Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution (within the meaning of the Act) of the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Act and without mate-rial restrictions under the securities laws of a substantial proportion of the several states of the United States.

            (c) In connection with the Registered Exchange Offer, the Trust and the Company shall:

            (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (ii) keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

            (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

            (iv) comply in all respects with all applicable laws.

            (d) As soon as practicable after the close of the Registered Exchange Offer, the Trust and the Company shall:

            (i) accept for exchange all Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

            (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

            (iii) cause the Trustee promptly to authenticate and deliver to each Holder of tendered Securities, Exchange Securities equal in liquidation amount or principal amount, as the case may be, to the Securities of such Holder so accepted for exchange therefor.

            (e) The Purchaser and the Trust and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Securities acquired for its own account as a


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

result of market-making activities or other trading activities. Accordingly, the Trust and the Company shall:

            (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

            (ii) use their best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus forming a part thereof by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by
      Section 4(h) below.

            (f) In the event that the Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of unsold Securities purchased by it in the Initial Placement, at the request of the Purchaser, the Company shall issue and deliver to the Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities (provided that such Exchange Securities shall include legends with respect to restrictions on transfer), and the Company shall, starting on the date of effectiveness of the Exchange Offer Registration Statement and ending on the close of business on the 180th day following such date, make available as many copies of the Exchange Offer Registration Statement prospectus, as amended or supplemented, as reasonably requested by the Purchaser. The Trust and the Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer. The Purchaser agrees to promptly notify the Company in writing following its resale of the Securities purchased in the Initial Placement.

            (g) Notwithstanding anything in this Agreement to the contrary, if a Distribution Event shall not have occurred prior to the Registered Exchange Offer, the Company may offer to, and the Trust shall agree to, exchange the Junior Subordinated Debt Securities held by the Trust for an identical principal amount of Exchange Junior Subordinated Debt Securities as part of the Registered Exchange Offer; provided, however that, until a Distribution Event shall have occurred, such Exchange Junior Subordinated Debt Securities shall include appropriate legends with respect to transfer restrictions.

            3. Shelf Registration. If, (i) because of any change in law or applicable interpretations thereof by the Commission's staff, the Trust and the Company determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) the Company shall determine in good faith that there is a reasonable likelihood, or that a material uncertainty exists as to whether, consummation of the Exchange Offer would result in a material adverse tax consequence to the Company, or (iii) for any reason the Exchange Offer Registration Statement is not declared effective within 180 days of the Closing Date, or (iv) upon the request of the Purchaser with respect to any Securities held by it, if such Purchaser is not permitted, in the reasonable opinion of its counsel, pursuant to applicable law or applicable interpretations of the staff of the Commission to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Act and applicable blue sky or state securities laws the following provisions shall apply:

            (a) The Trust and the Company shall, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this
Section 3), file with the Commission and thereafter use their best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that with respect to Exchange Securities received by the Purchaser in exchange for Securities constituting any portion of its unsold allotment, the Trust and the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

            (b) The Trust and the Company shall use their best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of three years (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) from the Closing Date, or such shorter period that will terminate when all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

            4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent specified, any Exchange Offer Registration Statement, the following provisions shall apply:

            (a) The Trust and the Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose.

            (b) The Trust and the Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
      (iii) any Prospectus


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

      forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, during the period when delivery thereof is required, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

            (c) (1) The Trust and the Company shall advise the Purchaser and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby to the extent specified in (i) below, and, if requested by you or any such Holder, confirm such advice in writing:

                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or
            supplements to the Registration Statement or the Prospectus included therein or for additional information.

            (2) The Trust and the Company shall advise the Purchaser and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Trust and the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing of:

                  (i) the issuance by the Commission of any stop order
            suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (ii) the receipt by the Company or the Trust of any
            notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and


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

                  (iii) the suspension of the use of the Prospectus.

            (d) The Trust and the Company shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness or use of any Registration Statement at the earliest possible time.

            (e) The Trust and the Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

            (f) The Trust and the Company shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Trust and the Company consent to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by each of the Holders selling securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

            (g) The Trust and the Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

            (h) The Trust and the Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably re-


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

      quest for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer; and the Trust and the Company consent to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by any such Exchanging Dealer, as aforesaid.

            (i) Prior to the Registered Exchange Offer or the effectiveness of a Registration Statement with respect to any other offering of securities, the Trust and the Company shall, if required by applicable law, register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the securities covered by such Registration Statement; provided, however, that neither the Trust nor the Company will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            (j) Unless the applicable securities shall be in book-entry only form, the Trust and the Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.

            (k) Upon the occurrence of any event contemplated by paragraphs c(l)(ii) or (c)(2)(iii) above, the Trust and the Company shall prepare as soon as possible a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any


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

      material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (l) The Trust and the Company shall use their best efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Pass-through Securities or Junior Subordinated Debt Securities, as the case may be, any designation indicating that such securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Trust and the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to such securities. In the event the Trust and the Company are unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as you may reasonably request to provide, as soon as practicable, a CUSIP number for the Pass-through Securities or Junior Subordinated Debt Securities, as the case may be, registered under such Registration Statement and to cause such CUSIP number to be assigned to such securities (or to the maximum aggregate principal amount of such securities to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 4(l), the Trust and the Company shall provide the Trustee with printed certificates for such securities, in a form eligible for deposit with DTC.

            (m) The Trust and the Company shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

            (n) The Trust and the Company shall cause the Junior Subordinated Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.


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

            (o) The Trust and the Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and the Company such information regarding such Holder and the distribution of such securities by such Holder as the Trust and the Company may from time to time reasonably require for inclusion in such Registration Statement, and securities of a holder that does not provide information necessary for inclusion in such Registration Statement may be omitted from any Shelf Registration Statement.

            (p) The Trust and the Company shall, if reasonably requested, and in no event more than three times, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (q) In the case of any Shelf Registration Statement, the Trust and the Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities or the Exchange Securities, as the case may be, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

            (r) In the case of any Shelf Registration Statement, the Trust and the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, subject to their acceptance of the provisions of this Section 4(r), any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other


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

      records, pertinent corporate documents and properties of the Trust or the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Trust or the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders and any such underwriter, attorney, accountant or agent and any person acting on behalf of any of them, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties;
      (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering such matters as are customarily covered in representations and warranties requested in primary underwritten offerings; (iv) obtain opinions of counsel to the Trust and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such counsel shall include, without limitation, as of the date of the opinions and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(r) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

            (s) In the case of any Exchange Offer Registration Statement, if requested by the Purchaser, the Trust and the Company shall (i) make reasonably available for inspection by the Purchaser, and any attorney, accountant or other agent retained by the Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries or the Trust as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Purchaser or any such attorney, accountant or agent in connection with any such Registration State-ment as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Company or the Trust, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Purchaser and any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering such matters; (iv) obtain opinions of counsel to the Trust and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Purchaser and its counsel, addressed to the Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Purchaser or its counsel (it being agreed that the matters to be covered by such counsel shall include, without limitation, as of the date of the opinions and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by the Purchaser or its counsel in lieu of a

      "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Purchaser or its counsel; and (vi) deliver such documents and certificates as may be reasonably requested by the Purchaser or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section 4(s) shall be performed, if requested by the Purchaser, at the closing of the Registered Exchange offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

            5. Registration Expenses. The Trust and the Company shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange offer Registration Statement, will reimburse the Purchaser for the reasonable fees and disbursements of counsel acting in connection therewith.

            6. Indemnification and Contribution. (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless each Holder of securities covered thereby (including the Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Trust and the Company by or on behalf of any such Holder specifically for inclusion therein and (ii) such indemnity with respect to any untrue statement or omission in any preliminary Prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage or liability purchased the securities that are the subject thereof, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Trust and the Company had previously furnished copies of the final Prospectus to such Holder, (x) delivery of the final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary Prospectus was completely corrected in the final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the final Prospectus. This indemnity agreement will be in addition to any liability which the Trust and the Company may otherwise have.

            The Company also agrees to indemnify or contribute to Losses (as defined below) of, as provided in Section 6(d) hereof, any underwriters of securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any underwriter, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(q) hereof.

            (b) Each Holder of securities covered by a Registration Statement (including the Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) shall be required to severally agree to indemnify and hold harmless (i) the Trust and the Company, (ii) each of the Company's directors,
(iii) each of the Company's officers or any trustee of the Trust who signs such Registration Statement and (iv) each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Trust or the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

            (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above or paragraph
(d) below unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than obligations provided under this Section 6. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel) (it being understood that the indemnifying party shall not be liable for the fees, costs and expenses of more than one separate counsel (and, to the extent necessary, one local counsel in each jurisdiction)), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Trust and the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum. Benefits received by the Purchaser shall be deemed to be equal to the total purchase discounts, commissions or compensation as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the excess, if any, of the value to such Holder of receiving Securities or Exchange Securities, as applicable, registered under the Act over the value to such Holder of holding Securities not registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, each officer of the Company and each trustee of the Trust who shall have signed the Registration Statement and each director of the Company and each trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or the Trust or any of the officers, directors, trustees or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

            7. Liquidated Damages and Additional Distributions Under Certain Circumstances.

            If (i) (A) neither the Exchange offer Registration Statement nor a Shelf Registration Statement is filed with the Commission on or prior to the 150th day after the Closing Date or (B) notwithstanding that the Company and the Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 3, then, commencing on the day after either such required filing date, liquidated damages ("Liquidated Damages") shall accrue on the principal amount of the Junior Subordinated Debt Securities, and additional distributions ("Additional Distributions") shall accumulate on the liquidation amount of the Capital Securities, each at a rate of .25% per annum; or

            (ii) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the Commission on or prior to the 180th day after the Closing Date or (B) notwithstanding that the Company and the Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 30th day after the date such Shelf Registration Statement was required to be filed, then, commencing on the 181st day after the Closing Date, Liquidated Damages shall accrue on the principal amount of the Junior Subordinated Debt Securities, and Additional Distributions shall accumulate on the liquidation amount of the Trust Securities, each at a rate of .25% per annum; or

            (iii) (A) the Trust has not exchanged Exchange Capital Securities for all Capital Securities or the Company has not exchanged the Exchange Guarantee or Exchange Junior Subordinated Debt Securities for the Guarantee and all Junior Subordinated Debt Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective or usable by the Holders at any time prior to the third anniversary of the Closing Date (other than after such time as all Capital Securities have been disposed of thereunder), then Liquidated Damages shall accrue on the principal amount of Junior Subordinated Debt Securities, and Additional Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of .250% per annum commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective or usable in the case of (B) above; provided that if the Shelf Registration Statement has ceased to be effective or usable solely as a result of (x) the filing by the Company of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and must be declared effective to permit Holders to use the related Prospectus or
      (y) the occurrence of other material events with respect to the Company or the Trust (provided the Company is proceeding promptly and in good faith to amend the Shelf Registration Statement to describe such events), then Liquidated Damages and Additional Distributions shall not accrue during such period for which the Shelf Registration Statement is not effective or usable unless such period exceeds 45 days;

provided, however, that neither the Liquidated Damages rate on the Junior Subordinated Debt Securities, nor the Additional Distributions rate on the Liquidation Amount of the Trust Securities, payable pursuant to this Section 7 may exceed in the aggregate .25% per annum; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (in the case of clause (ii) above), (3) upon the exchange of Exchange Capital Securities, the Exchange Guarantee and Exchange Junior Subordinat-ed Debt Securities for all Capital Securities, the Guarantee and Junior Subordinated Debt Securities tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), and (4) upon the expiration of the Shelf Registration Period, Liquidated Damages on the Junior Subordinated Debt Securities, and Additional Distributions on the Liquidation Amount of the Trust Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

            Any amounts of Liquidated Damages and Additional Distributions due pursuant to the foregoing paragraphs will be payable in cash on February 1 and August 1 each year to the holders of record on the preceding January 15 and July 15, respectively.

            8. Miscellaneous.

            (a) No Inconsistent Agreements. Each of the Trust and the Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Company have obtained the written consent of the Holders of at least a majority of the then outstanding aggregate liquidation amount or principal amount, as the case may be, of Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of Exchange Securities); provided, however, that, with respect to any matter that affects the rights of the Purchaser hereunder, the Trust and the Company shall obtain the written consent of the Purchaser. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a

      Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to a Holder, at the most current address given by such
            Holder to the Company in accordance with the provisions of this
            Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Securities Registrar (as defined in the Declaration), with a copy in like manner to the Purchaser;

                  (2) if to you, initially at the address set forth in the
            Purchase Agreement; and

                  (3) if to the Company or the Trust, initially at the address set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given when received.

            The Purchaser, the Trust or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

            (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Trust thereto, subsequent Holders of Securities and/or Exchange Securities. The Trust and the Company hereby agree to extend the benefits of this Agreement to any Holder of Securities and/or Exchange Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

            (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

            (i) Securities Held by the Trust or the Company. Whenever the consent or approval of Holders of a specified percentage of liquidation amount or principal amount, as the case may be, of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by the Trust or the Company or their respective Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and you.

                                    Very truly yours,

                                          Very truly yours,

                                          UNION STATE CAPITAL TRUST I

                                          by: /s/ [ILLEGIBLE]
                                              -----------------------------
                                              Name:
                                              Title:

                                          U.S.B. HOLDING CO., INC.,

                                          by: /s/ [ILLEGIBLE]
                                              -----------------------------
                                              Name:
                                              Title:

Accepted in New York, New York
February 5, 1997

KEEFE, BRUYETTE & WOODS, INC.

by: /s/ [ILLEGIBLE]
    -----------------------------
    Name:
    Title:

                                                                         ANNEX A

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities acquired by such broker-dealer as a result of market-making activities or other trading activities. The Trust and the Company have agreed that, ending on the close of business on the 180th day following the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

            Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C

                              Plan of Distribution

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Trust and the Company have agreed that, starting on the Expiration Date and ending on the close of business on the 180th day following the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 199 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

            The Trust and the Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 180 days after the Expiration Date, the Trust and the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Trust and the Company have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

            [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D

                                     Rider A

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
            ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

            Name:______________________________________________________

            Address:___________________________________________________

                    ___________________________________________________

                                     Rider B

            If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


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

                                                                         ANNEX E

                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                          THE DEPOSITORY TRUST COMPANY

                           Union State Capital Trust I
                            U.S.B. Holding Co., Inc.
                               100 Dutch Hill Road
                           Orangeburg, New York 10962

The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004

            Re: 9.58% Capital Securities (the "Securities") of Union State Capital Trust I, fully and unconditionally guaranteed by U.S.B. Holding Co., Inc.

Ladies and Gentlemen:

            Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933 with regard to all of the Securities referenced above. Accordingly, there is no longer any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

            As always, please do not hesitate to call if we can be of further assistance.

                                    UNION STATE CAPITAL TRUST I

                                    by: __________________________
                                        Authorized Officer

                                    U.S.B. HOLDING CO., INC.

                                    by: __________________________
                                        Authorized Officer


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